UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 20, 2016

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

A copy of the Certificate of Amendment to the Restated Articles of Incorporation of Comstock Resources, Inc. ("Comstock" or the "Company") dated June 1, 2016, as approved by the Company's stockholders at the Company's annual meeting held on May 26, 2016, is filed as Exhibit 3.1 in lieu of filing with the Company's next periodic report.

Item 3.03  Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 20, 2016 Comstock announced a one-for-five (1:5) reverse split of its issued and outstanding shares of common stock.  The one-for-five reverse stock split will be effective after the market closes on July 29, 2016 and Comstock's common stock will begin trading on a split-adjusted basis when the market opens on August 1, 2016.  Comstock's common stock will continue to trade on the New York Stock Exchange under the trading symbol "CRK" but will trade under the new CUSIP number 205768302.

When the reverse stock split becomes effective, every five shares of the Company's issued and outstanding common stock will automatically convert into one share of common stock.  No fractional shares will be issued in connection with the reverse stock split.  For any holders that would otherwise be issued fractional shares, the shares to be received in the conversion will be rounded up to the next share.

The reverse stock split is necessary in the opinion of the Board of Directors in order for the Company to maintain its listing on the New York Stock Exchange.

Following the reverse split, pursuant to a Certificate of Change filed with the Secretary of State of Nevada, the number of outstanding shares of the Company's common stock will be reduced from approximately 62.5 million to approximately 12.5 million.  In addition, the number of authorized shares of the Company's common stock will be decreased from 250 million to 50 million.

American Stock Transfer & Trust Company, the Company's transfer agent, is acting as the exchange agent for the reverse stock split.

A copy of the Certificate of Change to the Company's Restated Articles of Incorporation is filed as Exhibit 3.2.

Item 8.01  Other Events

The information in Item 5.03 of this Current Report is incorporated herein by reference. A copy of the Company's news release announcing the reverse stock split is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit 3.1	Certificate of Amendment to the Restated Articles of Incorporation dated June 1, 2016.
Exhibit 3.2	Certificate of Change to the Restated Articles of Incorporation dated July 20, 2016.
Exhibit 99.1	Press Release dated July 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: July 22, 2016	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer